Exhibit 99.1

NUVASIVE, INC. ANNOUNCES PROPOSED OFFERING OF $450 MILLION OF CONVERTIBLE SENIOR NOTES DUE 2025

SAN DIEGO, CA, February 26, 2020 – NuVasive, Inc. (NASDAQ: NUVA) announced today that it intends to offer (the “Offering”), subject to market and other considerations, $450,000,000 aggregate principal amount of Convertible Senior Notes due 2025 (the “Convertible Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). NuVasive also intends to grant to the initial purchasers of the Convertible Notes a 13-day option to purchase up to an additional $50,000,000 aggregate principal amount of the Convertible Notes.

The Convertible Notes will be general unsecured obligations of NuVasive and interest will be paid semiannually in arrears on March 15 and September 15 of each year, beginning on September 15, 2020. The Convertible Notes will mature on March 15, 2025, unless earlier repurchased, redeemed or converted. Prior to the close of business on the business day immediately preceding September 15, 2024, the Convertible Notes will be convertible at the option of holders only upon the satisfaction of certain conditions and during certain periods. Thereafter until close of business on the second scheduled trading day preceding maturity, the Convertible Notes will be convertible at the option of the holders at any time regardless of these conditions. Conversions of Convertible Notes will be settled in cash, shares of NuVasive common stock or a combination thereof, at NuVasive’s election. The Convertible Notes will not be redeemable at NuVasive’s option prior to March 20, 2023. On or after March 20, 2023 until the close of business on the business day immediately preceding September 15, 2024, the Convertible Notes will be redeemable at NuVasive’s option if the last reported sale price of NuVasive’s common stock for at least 20 trading days in any 30 trading day period has been at least 130% of the conversion price for the Convertible Notes. The interest rate, initial conversion rate and other terms of the Convertible Notes will be determined at the time of the pricing of the Offering.

In connection with the Offering, NuVasive expects to enter into privately negotiated convertible note hedge transactions and warrant transactions with one or more dealers, which may include the initial purchasers of the Convertible Notes and/or their respective affiliates (the “Option Counterparties”). The convertible note hedge transactions are expected generally to reduce the potential dilution to NuVasive’s common stock upon any conversion of Convertible Notes and/or offset any cash payments NuVasive is required to make in excess of the principal amount of converted Convertible Notes, as the case may be, in each case upon conversion of the Convertible Notes. The warrant transactions could separately have a dilutive effect to the extent that the market price per share of NuVasive’s common stock exceeds the applicable strike price of the warrants. However, subject to certain conditions, NuVasive may elect to settle all or a portion of the warrants in cash.

NuVasive expects that in connection with establishing their initial hedges of these transactions, the Option Counterparties and/or their respective affiliates will enter into various derivative transactions with respect to NuVasive’s common stock and/or purchase NuVasive’s common stock in secondary market transactions concurrently with, or shortly after, the pricing of the

Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of NuVasive’s common stock or the Convertible Notes at that time. In addition, NuVasive expects that the Option Counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to NuVasive’s common stock and/or purchasing or selling NuVasive’s common stock or other securities of NuVasive in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of Convertible Notes). This activity could also cause or avoid an increase or a decrease in the market price of NuVasive’s common stock or the Convertible Notes, which could affect the ability of holders of Convertible notes to convert the Convertible Notes and, to the extent the activities occur during any observation period related to a conversion of the Convertible Notes, could affect the amount of cash and/or the number and value of shares of NuVasive common stock that holders will receive upon conversion of the Convertible Notes.

NuVasive intends to use a portion of the net proceeds of the Offering to pay the cost of the convertible note hedge transactions (after such cost is partially offset by the proceeds to NuVasive from the warrant transactions). If the initial purchasers exercise their option to purchase additional notes, NuVasive expects to sell additional warrants to the Option Counterparties and use a portion of the proceeds from the sale of the additional notes to enter into additional convertible note hedge transactions with the Option Counterparties.

NuVasive expects to use up to $50,000,000 of the net proceeds from the Offering to repurchase shares of its common stock from purchasers of the Convertible Notes in the Offering in privately negotiated transactions concurrently with the Offering. NuVasive intends to use the remaining net proceeds of the Offering for working capital and other general corporate purposes, which may include potential mergers and acquisitions, to refinance indebtedness, and for repurchases of outstanding Convertible Senior Notes due 2021 (the “2021 Notes”). NuVasive may also use net proceeds from the Offering for other repurchases of shares of common stock in accordance with the Company’s stock repurchase program, which NuVasive’s Board of Directors recently amended to allow for repurchases of up to $150,000,000 of the Company’s common stock through December 31, 2021. The repurchase of shares of common stock and any repurchase of the 2021 Notes could have the effect of raising or maintaining the market price of NuVasive’s common stock above levels that would otherwise have prevailed, or preventing or retarding a decline in the market price of NuVasive’s common stock, and thereby impacting the trading price of the Convertible Notes. In the case of repurchases of common stock effected concurrently with the Offering, this activity could affect the market price of NuVasive’s common stock concurrently with the pricing of the Convertible Notes, and could result in a higher effective conversion price for the Convertible Notes.

The Offering is being made only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the Convertible Notes nor any shares of NuVasive’s common stock issuable upon conversion of the Convertible Notes have been or are expected to be registered under the Securities Act or under any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

NuVasive cautions you that statements included in this news release that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the proposed terms of the Convertible Notes and the convertible note hedge and warrant transactions, the completion, timing and size of the proposed private offering of the Convertible Notes and convertible note hedge and warrant transactions, and the anticipated use of proceeds from the Offering of the Convertible Notes, and the other risks and uncertainties described in NuVasive’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made, except as required by law.

Investor Contact:

Suzanne Hatcher

NuVasive, Inc.

858-458-2240

investorrelations@nuvasive.com

Media Contact:

Jessica Tieszen

NuVasive, Inc.

858-736-0364

media@nuvasive.com

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